SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2006

                              CH Energy Group, Inc.
             (Exact name of registrant as specified in its charter)

NEW YORK                        0-30512                           14-1804460
State or other          (Commission File Number)                (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   Number)

               284 South Avenue, Poughkeepsie, New York 12601-4879 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Long-Term Equity Incentive Plan

On April 25, 2006, at the 2006 Annual Meeting of Shareholders (the "2006 Annual Meeting"), shareholders of CH Energy Group, Inc. ("Energy Group") approved the adoption of Energy Group's Long-Term Equity Incentive Plan (the "2006 Plan"). The 2006 Plan replaces Energy Group's Long-Term Performance-Based Incentive Plan, as amended, which terminated on April 25, 2006, although outstanding awards granted under that plan will continue in accordance with their terms (see
Item 1.02 below). The 2006 Plan is an updated equity compensation plan that is designed to reflect recent changes to the rules of the New York Stock Exchange, changes in the tax laws applicable to certain deferred compensation arrangements, changes in financial accounting rules that govern equity compensation, and other developments in executive compensation practices.

Under the 2006 Plan, Energy Group may grant awards of incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, performance units, and other share-based awards to officers and other key employees of Energy Group and its subsidiaries. In addition, the 2006 Plan permits awards of nonqualified stock options, stock appreciation rights, restricted shares, restricted stock units and other share-based awards to non-employee Directors. The 2006 Plan is designed so that Energy Group has the ability to grant equity awards that qualify as performance-based compensation under Section 162(m) of the tax code.

The maximum number of shares of Energy Group's Common Stock that may be issued or transferred with respect to awards under the 2006 Plan is 300,000 (which is less than 2% of Energy Group's shares currently outstanding), which may include authorized but unissued shares, treasury shares, or a combination thereof. Energy Group intends to register the common stock covered by the 2006 Plan on a Registration Statement on Form S-8.

The Compensation Committee, on February 10, 2006, granted Performance Shares to the executive officers listed below, covering the number of shares of Common Stock indicated, all of which were subject to shareholder approval of the 2006
Plan:


Name and Position                                     Dollar Value ($)*         Number  of   Performance
                                                                                Shares
----------------------------------------------------- ------------------------- -------------------------
STEVEN V. LANT, Chairman, President and Chief                               --                     6,940
Executive Officer of Energy Group, Chairman and
Chief Executive Officer of Central Hudson,
Chairman, President and Chief Executive Officer of
CHEC
----------------------------------------------------- ------------------------- -------------------------
CARL E. MEYER, Executive Vice President of Energy                           --                     2,210
Group and President and Chief Operating Officer of
Central Hudson
----------------------------------------------------- ------------------------- -------------------------
JOSEPH J. DEVIRGILIO, JR. Executive Vice President                          --                     1,900
- Corporate Services and Administration of Energy
Group and of Central Hudson; Executive Vice
President of CHEC
----------------------------------------------------- ------------------------- -------------------------
ARTHUR R. UPRIGHT, Senior Vice President of Energy                          --                     1,250
Group; Senior Vice President - Regulatory Affairs
of Central Hudson
----------------------------------------------------- ------------------------- -------------------------
CHRISTOPHER M. CAPONE, Chief Financial Officer and                          --                     1,820
Treasurer of Energy Group, of Central Hudson and of
CHEC
----------------------------------------------------- ------------------------- -------------------------


Executive Group                                                             --                    14,120
----------------------------------------------------- ------------------------- -------------------------
Non-Executive Director Group                                                --                         0
----------------------------------------------------- ------------------------- -------------------------
Non-Executive Officer Employee Group                                        --                     6,590
----------------------------------------------------- ------------------------- -------------------------

         *The dollar values of these performance share awards are not determinable at this time. The number of shares of Common Stock earned and paid will range, according to the extent to which certain performance goals are achieved, from 0% to 150% of the performance shares granted.

Payment of the performance shares is based on the extent to which Energy Group achieves two equally weighted performance goals during a three-year performance cycle starting January 1, 2006, and ending December 31, 2008. The first performance goal is based on Energy Group's percentage growth in earnings per share during the performance cycle as compared to the percentage growth in earnings per share of the companies in the EEI Index during the same period. The second performance goal is based on the average of Energy Group's annual dividend yield on book value during the performance cycle as compared to the average of the annual dividend yield on book value of the companies in the EEI Index during the same period. The number of shares earned and paid will range, according to the level of performance achieved, from 0% to 150% of the performance shares granted. An executive's right to receive the performance shares will be forfeited if he or she terminates employment with Energy Group and its affiliates for any reason (other than his or her retirement) during the performance cycle or before the performance goals are satisfied. If, however, an executive retires during the performance cycle, he or she is entitled to receive a pro-rated amount of performance shares based on his or her length of employment during the performance cycle and on Energy Group's performance from the beginning of the performance cycle through the end of the calendar quarter last completed prior to the executive's retirement.

A form of Performance Share Award Agreement under the 2006 Plan is attached as an exhibit to this Current Report.

The foregoing description of the 2006 Plan is qualified in its entirety by references to the full text of the Plan, which was filed as an exhibit to Energy Group's 2006 proxy statement (Commission file no. 333-52797) and is incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement

Upon shareholder approval of the Long-Term Equity Incentive Plan at the 2006 Annual Meeting (see Item 1.01 above), Energy Group's Long-Term Performance-Based Incentive Plan, as amended (the "2000 Plan") terminated and no new awards will be granted under such plan, although outstanding awards granted under the 2000 Plan will continue in accordance with their terms and the provisions of the 2000 Plan.

Item 5.02  Departure of Directors

Heinz Fridrich, who served as Lead Independent Director of the Energy Group Board of Directors, did not stand for election at the 2006 Annual Meeting, as he reached the age at which Energy Group's By-laws provide that he may not stand for re-election.

Item 8.01  Other Events.

At the 2006 Annual Meeting, the shareholders elected E. Michel Kruse, Manuel J. Iraola and Ernest R. Verebelyi, each as a Class III director with a term expiring at the Annual Meeting of Shareholders to be held in 2009. The other Directors of Energy Group are Steven V. Lant, Edward F. X. Gallagher, Jeffrey D. Tranen, Margarita K. Dilley, Steven M. Fetter, and Stanley J. Grubel.

Other items voted on at the Annual Meeting of Shareholders included approval of the adoption of Energy Group's Long-Term Equity Incentive Plan (see
Item 1.01 above) and the ratification of the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as Energy Group's independent public accountants for 2006. Immediately following Energy Group's Annual Meeting of Shareholders, the Board of Directors elected Steven V. Lant as Chairman of the Board, President and Chief Executive Officer and E. Michel Kruse as Lead Independent Director. The Board of Directors also made the following appointments: Christopher M. Capone, Chief Financial Officer and Treasurer; Carl E. Meyer, Executive Vice President; Joseph J. DeVirgilio, Jr., Executive Vice President - Corporate Services & Administration; Arthur R. Upright, Senior Vice President; Donna S. Doyle, Vice President - Accounting and Controller; Denise D. VanBuren, Vice President - Corporate Communications and Community Relations; Stacey A. Renner, Assistant Treasurer - Investor Relations; Lincoln E. Bleveans, Secretary and Assistant Treasurer; and John E. Gould, Assistant Secretary.

In addition, the Board of Directors designated Margarita K. Dilley as Chair of the Audit Committee; Stanley J. Grubel as Chair of the Compensation Committee; Steven N. Fetter as Chair of the Governance and Nominating Committee; and E. Michel Kruse as Chair of the Strategy and Finance Committee.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

10(iii)(43) Form of Performance Share Award Agreement under CH Energy Group, Inc. Long-Term Equity Incentive Plan

Statements included in this Current Report and the documents incorporated by reference which are not historical in nature are intended to be and are hereby identified as "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Forward-looking statements may be identified by words including "anticipates," "believes," "projects," "intends," "estimates," "expects," "plans," "assumes," "seeks," and similar expressions.

Forward-looking statements including, without limitation, those relating to Registrants' future business prospects, revenues, proceeds, working capital, liquidity, income, and margins, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors including those identified from time to time in the forward-looking statements. Those factors include, but are not limited to: weather; energy supply and demand; fuel prices; interest rates; potential future acquisitions; developments in the legislative, regulatory and competitive environment; market risks; electric and natural gas industry restructuring and cost recovery; the ability to obtain adequate and timely rate relief; changes in fuel supply or costs including future market prices for energy capacity and ancillary services; the success of strategies to satisfy electricity, natural gas, fuel oil, and propane requirements; the outcome of pending litigation and certain environmental matters, particularly the status of inactive hazardous waste disposal sites and waste site remediation requirements; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. Registrants undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CH ENERGY GROUP, INC.
                                                    (Registrant)



                                               By: /s/Donna S. Doyle
                                                   -----------------
                                                      DONNA S. DOYLE
                                     Vice President - Accounting and Controller

Dated:  April 28, 2006

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                       Exhibit Description


10(iii)(43)                Form of Performance Share Award Agreement under
                           CH Energy Group, Inc. Long-Term Equity Incentive Plan